Exhibit 10.35

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of the 17th day of November, 2010, by BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), in favor of CORPS REAL, LLC, an Illinois limited liability company (the “Secured Party”).

Recitals

WHEREAS, on November 10, 2008, Accentia Biopharmaceuticals, Inc. and its subsidiaries, including the Borrower, filed their Voluntary Petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”), which cases have been jointly administered under Case No. 8:08-bk-17795-KRM (the “Bankruptcy Cases”);

WHEREAS, Secured Party provided to Borrower debtor in possession post-petition financing (the “DIP Facility”) to fund its business operations during the Bankruptcy Cases;

WHEREAS, Borrower has filed a First Amended Joint Plan of Reorganization dated as of August 16, 2010 (as modified, the “Plan”) in the Bankruptcy Cases which sets forth the terms and method of repayment of the outstanding balance of the DIP Facility;

WHEREAS, the Bankruptcy Court entered an order confirming the Plan on November 2, 2010 (the “Confirmation Order”), and the Plan became effective on November 17, 2010;

WHEREAS, pursuant to that certain Plan Secured Promissory Note of even date herewith made by Borrower for the benefit of Secured Party (the “Note”), Secured Party has agreed to loan to Borrower up to a maximum principal amount of $3,169,223.44 (the “Loan”), in accordance with, and as authorized by, the Confirmation Order and the Plan; and

WHEREAS, in order to more fully secure Borrower’s obligations under the Note, Borrower has agreed to grant to Secured Party a first priority lien on and security interest in all property and assets of Borrower, in accordance with, and as authorized by, the Confirmation Order and the Plan, which lien and security interest shall be senior to all other liens on and security interests in property and assets of Borrower.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound thereby, agree as follows:

Section 1.  Security Interest.  Borrower hereby grants to Secured Party a security interest (the “Security Interest”) in the items of collateral described on Exhibit A attached hereto and in all attachments, additions, replacements, substitutions, and accessions and in all proceeds thereof in any form now existing, after acquired and hereafter arising (collectively, the “Collateral”).

Section 2.    Indebtedness Secured.  This Agreement and the Security Interest created hereunder secure payment of the Loan owing by Borrower to Secured Party, and whether the Loan is, from time to time, reduced and thereafter increased or entirely extinguished and thereafter reincurred (the “Indebtedness”). The Indebtedness includes any credit extended, sums advanced, and any expenses incurred by Secured Party and specifically includes the Loan of Secured Party to Borrower evidenced by the Note.

Section 3.    Covenants and Warranties.  Borrower hereby covenants and warrants that, at the execution hereof and at all times throughout the duration hereof:

(a) Borrower will join with Secured Party to file, wherever Secured Party deems appropriate, financing statements in the form and content required by Secured Party, describing the Collateral in the same manner as it is described herein and Borrower will pay all costs of such filing. From time to time at the request of Secured Party, Borrower shall execute one or more financing statements and such other documents and do such other acts and things, all as Secured Party may reasonably request, regarding the Security Interest in the Collateral.

(b) Secured Party may examine and inspect the Collateral at any time, wherever located.

Section 4.    Event of Default.  The occurrence of any of the following shall constitute an “Event of Default”:

(a)        Borrower’s failure to make payment of any principal, interest, fees, costs, charges, expenses, or other sums payable from time to time hereunder or under the Note when required hereunder or thereunder, and, in any such case, such failure shall continue for (i) in the case of a payment of scheduled principal or interest, a period of five (5) business days following the date upon which any such payment was due, or (ii) in the case of any other amount payable, a period of five (5) business days following the date of Borrower’s receipt from Secured Party of a written notice identifying the amount due and providing reasonable supporting details;

(b)        Borrower shall (i) apply for, consent to or suffer to exist the appointment of or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to without challenge within ten (10) days of the filing thereof, or fail to have dismissed within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

(c)        Borrower shall cease operation of its present business; or

(d)        Borrower directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of all or substantially all of its assets, except as permitted herein.

Section 5.    Secured Party’s Rights and Remedies.  Upon the occurrence of any Event of Default or at any time thereafter, and subject to the provisions of the Confirmation Order and the Plan as applicable:

(a) Secured Party may, at its option, declare all of the Indebtedness secured by this Agreement (notwithstanding any provisions of any agreement with respect to the Indebtedness to the contrary) immediately due and payable without demand or notice of any kind, and the Indebtedness thereupon shall become due and payable immediately without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory notes or other writings evidencing the Indebtedness secured).

(b) Secured Party and its agents are authorized to enter into and enter onto any premises where the Collateral may be located for the purpose of taking possession of the Collateral and any records thereof and Secured Party may, at its option, demand that Borrower, at Borrower’s expense, assemble the Collateral and make the Collateral available to Secured Party at a convenient place acceptable to Secured Party and, after notice to Borrower as hereinafter provided and other reasonable notice to secured parties of record, Secured Party may sell or otherwise dispose of the Collateral at public or private sale, without further notice or advertisement, at which sale Secured Party may become the purchaser.

(c) Secured Party may demand that Borrower shall, upon receipt by Borrower of any proceeds covered hereby or of any check, draft, or other instrument representing the proceeds, forthwith and without further notice or demand deliver the same to Secured Party in the form in which the said items are received, endorsed by Borrower for payment to Secured Party.

(d) Secured Party may by written notice deem Borrower to have transferred the Collateral to Secured Party and to have constituted and appointed Secured Party its true and lawful attorney-in-fact with full and irrevocable power and authority in the name, place and stead of Borrower, from time to time, in Secured Party’s discretion to demand, collect, receive and give receipts for any and all monies due on the Collateral or due otherwise under or with respect to any of the Collateral and to endorse any checks or other instruments or orders and to file any claims and take any other action or proceeding deemed by Secured Party appropriate for the purpose of collecting any and all such monies whenever they may become payable. Secured Party may reasonably require Borrower to assist Secured Party in any and all such collections.

(e) Secured Party shall have and may exercise, from time to time, any and all rights and remedies of a secured party under the Uniform Commercial Code of Illinois and any and all rights and remedies available to a secured party under any other applicable law.

(f) Any notice of sale, disposition, or other intended action by Secured Party, mailed to Borrower at its business offices in Tampa, Florida or at any other address to which Borrower has requested in writing that notices be sent, at least five (5) business days prior to such action, shall constitute reasonable notice to Borrower.

(g) In the event of a sale or other disposition of the Collateral or the receipt of any proceeds of the Collateral by Secured Party, after all of the Indebtedness with appropriate interest and all costs and expenses of Secured Party with respect to the possession and sale of the

Collateral have been paid in full as appropriate, the surplus, if any, shall be paid to Borrower by Secured Party, and any Collateral remaining shall be transferred and reassigned to Borrower by Secured Party; and in the event of a deficiency, there shall be due from Borrower and Borrower shall immediately pay to Secured Party the difference between the amounts received by Secured Party and the remaining sum secured hereby, plus all costs and expenses of Secured Party in repossessing, transporting, repairing, storing, selling or otherwise handling the Collateral pursuant to such sale or other disposition.

(h) All remedies hereunder shall be cumulative and not alternative. Borrower shall pay promptly the costs and expenses of Secured Party of collection of any and all Indebtedness, enforcement of rights under this Agreement, including reasonable attorneys’ fees, and those costs, expenses, and attorneys’ fees incurred in appellate proceedings and expenses and attorneys’ fees on any actions otherwise with respect to the Collateral.

Section 6.    Rights and Remedies of Borrower.  Subject to the provisions of the Plan and the Confirmation Order, as applicable, Borrower shall have the rights and remedies provided in this Agreement and Borrower specifically waives and releases all rights provided in Article 9 of the Uniform Commercial Code in force in the State of Illinois on the date of this Agreement.

Section 7.    Miscellaneous.

(a) Borrower authorizes Secured Party, at Borrower’s expense, to file any financing statement or statements relating to the Collateral (without Borrower’s signature thereon) which Secured Party deems appropriate, and Borrower appoints Secured Party as Borrower’s attorney-in-fact to execute any such financing statement or statements in Borrower’s name and to perform all other acts which Secured Party deems appropriate to perfect and to continue perfection of the Security Interest.

(b) Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party may set off against the Indebtedness all monies then owed to Borrower by Secured Party in any capacity whether due or not and Secured Party shall be deemed to have exercised its right to set off immediately at the time its right to such election accrues.

(c) Upon Borrower’s failure to perform any of its duties hereunder, Secured Party may but it shall not be obligated to perform any of such duties and Borrower shall forthwith upon demand reimburse Secured Party for any expense incurred by Secured Party in so doing.

(d) No delay or omission by Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude Secured Party from any other or further exercise of any other right or remedy. Secured Party may cure any default by Borrower in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by Borrower.

(e) Secured Party shall have no obligation to take and Borrower shall have the sole responsibility for taking any steps to preserve rights against all prior parties. Borrower waives presentment for payment, notice of protest, notice of nonpayment, notice of dishonor and protest of any instrument at any time held by Secured Party on which Borrower is in any way liable and, if waivable, waives notice of any other action taken by Secured Party.

(f) The singular pronoun shall include the plural, and the neuter shall include the masculine and feminine.

(g) This Agreement may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by Borrower and Secured Party.

(h) This Agreement is a continuing agreement and shall survive any closing and shall remain in force until Secured Party shall provide written notice of its termination and thereafter until all of the Indebtedness contracted for or created before receipt of the notice and any extension or renewals of that Indebtedness (whether made before or after receipt of the notice), together with all interest thereon both before and after the notice, shall be paid in full.

Section 8.    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of choice or conflict of law thereunder. Whenever possible, each provision of this Agreement shall be interpreted to be effective and valid under applicable law. If any provision of this Agreement is prohibited by or invalid under applicable law, the provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the other remaining provisions of this Agreement.

Section 9.    Notice.  All notices, requests, demands, claims, and other communications hereunder shall be in writing and given in accordance with the notice provisions of the Note.

Section 10.    Jurisdiction.  THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE AND/OR FEDERAL COURTS LOCATED IN THE STATE OF ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, ON THE ONE HAND, AND THE SECURED PARTY, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, THAT THE BORROWER ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATE OF ILLINOIS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE INDEBTEDNESS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE INDEBTEDNESS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE BORROWER AND THE SECURED PARTY HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH

SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER OR THE SECURED PARTY, AS APPLICABLE, AT THE ADDRESS SET FORTH IN THE FIRST PARAGRAPH OF THE NOTE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S OR THE SECURED PARTY’S, AS APPLICABLE, ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

Section 11.    Confirmation Order and Plan.  This Agreement is executed pursuant to the terms of the Confirmation Order and the Plan, and the liens and security interests in the Collateral granted herein to Secured Party shall have the priority as set forth in the Confirmation Order and the Plan as applicable. To the extent there is any conflict or inconsistency between this Agreement and the Confirmation Order or the Plan, the Confirmation Order or the Plan as applicable shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above-written.

BORROWER:

BIOVEST INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/David D. Moser
Name:	David D. Moser
Title:	Secretary/Director of Legal Affairs

SECURED PARTY:

CORPS REAL, LLC, an Illinois limited
liability company

By:	/s/ Ronald E. Osman

Name:	Ronald E. Osman
Title:	Manager

Exhibit A

Description of the Collateral

The term “Collateral” shall include all of the property and assets of Biovest International, Inc. of every kind or type whatsoever, tangible, intangible, real, personal and mixed, whether now owned or existing or hereafter acquired or arising and regardless of where located, and including, without limitation, all proceeds, rents and products of all of the foregoing and all distributions thereon.